                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We have issued our report dated January 29, 2003, accompanying the consolidated financial statements of Intevac, Inc. included in the Annual Report on Form 10-K for the year ended December 31, 2002, which are incorporated by reference in this Registration Statement on Form S-8. We hereby consent to the incorporation by reference in the Registration Statement of the aforementioned report.

/s/ GRANT THORNTON LLP

San Jose, California
July 10, 2003